UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2017

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Skokie Boulevard, Suite 300
Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02              Results of Operations and Financial Condition.

On April 26, 2017, KapStone Paper and Packaging Corporation (“KapStone”) issued a press release announcing first quarter 2017 financial results. A copy of the press release is attached hereto as Exhibit 99.1. In addition, a copy of KapStone’s 2017 First Quarter Financial Review slides which will be used for the conference call on April 27, 2017 is attached hereto as Exhibit 99.2.

Item 7.01              Regulation FD Disclosure

On April 27, 2017, the management of KapStone will participate in a conference call discussing KapStone’s financial results for the quarter ended March 31, 2017. A copy of a presentation entitled “2017 First Quarter Financial Review” to be used in the conference call is attached as Exhibit 99.2 to this report.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being furnished herewith. The exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit No.	Description
Exhibit 99.1	Press release dated April 26, 2017, announcing first quarter 2017 financial results

Exhibit 99.2	2017 First Quarter Financial Review slides of KapStone Paper and Packaging Corporation, dated April 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2017

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Executive Vice President and Chief Financial Officer